UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 15, 2025

ENERPAC TOOL GROUP CORP.
(Exact name of Registrant, as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

648 N. PLANKINTON AVE., 4TH FLOOR
MILWAUKEE, WISCONSIN 53203
Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices)

Registrant’s telephone number, including area code: (262) 293-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans
On December 15, 2025, Enerpac Tool Group Corp. (the “Company”) sent a notice required by Rule 104 of the Securities and Exchange Commission’s Regulation BTR (the “Notice”) to its directors and executive officers informing them of upcoming restrictions on the trading of the Company’s common stock (the “Common Stock”) due to a planned blackout period related to the Enerpac Tool Group Corp. 401(k) Plan, as amended (the “401(k) Plan”).
The blackout period is required to facilitate the elimination of the Enerpac Tool Group Corp. Stock fund (the “Company Stock Fund”) as an investment option under the 401(k) Plan and the liquidation of shares of Common Stock held in the Company Stock Fund. The 401(k) Plan had previously been amended to no longer permit any contributions to, or transfer of funds into, the Company Stock Fund. The blackout period will begin on December 31, 2025 at 4:00 p.m. (Eastern Time) and is expected to end at 9:30 a.m. (Eastern Time) on January 13, 2026. During the blackout period, participants in the 401(k) Plan will be unable make investment changes with respect to the Company Stock Fund.
As described in the Notice, during the blackout period, the Company’s directors and executive officers will be prohibited from engaging in any transaction, within or outside of the 401(k) Plan, involving the Company’s equity securities, subject to limited exceptions. The term equity securities includes, without limitation, the Company’s common stock, options and other derivative securities.
Inquiries about the blackout period may be directed to Noah N. Popp, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Counsel, of the Company, at Enerpac Tool Group Corp., 648 N Plankinton Ave, 4th Floor, Milwaukee, Wisconsin 53203, or by phone at (262) 293-1500.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2025
ENERPAC TOOL GROUP CORP.

	By:	/s/ Darren M. Kozik
Darren M. Kozik
Executive Vice President and Chief Financial Officer